UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-07414

The Santa Barbara Group of Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

15 S. Raymond Avenue, Suite 200  Pasadena, CA 91105

(Address of principal executive offices)

(Zip code)

Gemini Fund Services, LLC., 450 Wireless Blvd, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

626-844-1440

Date of fiscal year end:

3/31

Date of reporting period:9/30/09

Item 1.  Reports to Stockholders.

SANTA BARBARA GROUP

OF MUTUAL FUNDS

PFW WATER FUND

THE MONTECITO FUND

SEMI-ANNUAL REPORT

SEPTEMBER 30, 2009

PFW Water Fund

September 2009

Dear Fellow Shareholders of PFW Water Fund,

September 30, 2009, the close of the fiscal year for the PFW Water Fund, marked our second full year for the PFW Water Fund.  With a fair degree of pride, I report that we have continued our relative-out-performance of the PFW Water Fund as compared to other sectors of the market and other investment choices.  That modest boast notwithstanding, I believe it is far more important to share with our investors, and prospective investors, why we remain so enthusiastic about the prospects for growth in water related industries.  In fact, we anticipate exceptional growth in water related industries for, at least, the next decade, regardless of the condition of the overall economy.  While there is regular mention in the press of a water crisis, or the potential for a water crisis, this crisis will not be due to a scarcity of water, but rather to the mismanagement of our water resources.  Over and over again we read of forecasts that we will run out of water, petroleum, clean air, etc.  As I read somewhere, “the human race has an uncanny knack of proving the doomsayers wrong.”  Remember, forecasts are not destiny!

Water is a classic renewable resource.  That is to say, water will cycle continuously regardless of ice ages or global warming.  We have pretty much the same amount of water on the earth as we did a million years ago.  What really is the issue is how water is allocated among the potential users.  Complicating things is the fact that some 70% to as much as 90% of all the water consumed on an annual basis is used by irrigated agriculture.  It is true that in many parts of the world, rivers run dry and groundwater is over-pumped to provide irrigation to feed the world’s population.  We are drilling more and deeper wells to secure water in water-stressed regions.  On top of that, water supplies throughout the world are becoming contaminated with waste from humans, industry, and agriculture.  The statistics concerning how many people become ill or die from contaminated water is certainly a dramatic and disturbing fact.  However, as disturbing as this all is, you need to know that we can solve all of the water problems seen around the world, today, if only we allocate our financial resources more efficiently.  As we begin to do this, we will unleash an explosion of growth for the broad-spectrum of companies that are involved in water related endeavors to a degree that we have not seen before.

Recent developments in desalination, including membrane filtration technologies, reverse osmosis, and energy recovery devices have revolutionized the potential for widespread application of desalination.  Costs of desalination have dropped to a level where all urban areas in the world with access to saline water could have a plentiful water supply comparable to current typical prices for urban water supply.

The reason for dissatisfaction about water issues in developing countries comes from the vast numbers who have no access to adequate drinking water or sanitation.  The amount of people estimated to lack safe drinking water and sanitation is staggering.  However, it is economics which keeps us from meeting the water needs.  It is simply beyond the financial capabilities of many governmental and international agencies to cover the capital cost of providing conventional water and sanitation.  The result is, while threatening to some, the price of water will rise on a global basis over the next few years.  However, the good news that comes with that is this general price increase will also unleash a wave of growth in the industry that that will lead to an improvement in the quality and availability of water on a global basis.  The industries that are particularly attractive include, but are not limited to;  infrastructure, desalination, energy-recovery devices, purification, home drinking water systems, disinfection equipment, industrial water treatment, and water reuse equipment.

It is, of course, our goal to be invested in the companies that we believe have the best prospects for prosperity in this coming global water market-place.  We believe that we are doing an exceptionally good job of identifying and investing in these attractive businesses.  At the same time, we are positioning our portfolio for multi-years of growth rather than just trying to “beat the market on a quarterly basis.”  We believe that we are in front of one of the most explosive waves of growth that has been seen in a very long time.  For that reason, we must diligently avoid the temptation to take short-term profits, of which we have had many, at the expense of significant gains to be had over a multi-year time span.  When people ask me what I think about the stock market I always respond that I am scared of the stock market all the time.  Then I proceed to tell them that I do not invest in the stock market.  Rather, I invest in companies.  It may sound like semantics, but there is a vast difference in our approach.  In the stock market, stock prices change every day, sometimes wildly.  However, companies rarely change overnight.  That said, the success of the companies is the cumulative effect of days becoming weeks, weeks becoming months, and months becoming years.  The success of our investments comes from allowing our companies the time to grow, expand, and prosper.  We vigorously try to remain focused on the nurturing and maturing of our companies in order to prosper from, what we believe will be the most dynamic and high-growth companies we will see again in many years.

If you have comments, questions, or observations that you would care to discuss with us, give us a call, write a letter, or send us an email.  I promise that we will take your call, or answer your letter or email.  You can contact me directly at nberlant@pfwwaterfund.com or 213-239-9719.

Sincerely,

Neil D Berlant

Neil D. Berlant

Portfolio Manager

The Montecito Fund

September 2009

Dear Fellow Shareholders of The Montecito Fund,

It has almost been four years now since we took over the portfolio management of the Fund on November 1st, 2005 with the net asset value per share being $10.09.  There have been $2.0119 in distributions since then and as of September 30th, 2009 the net asset value per share was $8.3920.This has resulted in a total positive rate of return of $0.3199 per share or 3.11% over the almost 4 years of our direction of the portfolio.  As of the end of September the portfolio was invested 36.20% in equities, 35.20% in Real Estate related securities, 18.52% in Fixed Income and held 10.08% in Cash.

Now that “straight talk” that we like to bring to you in these letters to shareholders.   We see the economy as being very fragile.  While we are enjoying the substantial bounce off the panic lows of March 2009 in the stock market, there are still signs that the economy has much work to do before we can say that we are in a sustainable recovery.  We could just as easily dip back into recession.  But we do not want to sound alarmist – in fact, long term we are confident that the worst is behind us, that a depression was averted, and that our economy will indeed navigate a path towards slow growth and recovery.  We are just being cautious in saying we think it will take a little longer than many would hope.

Let me make a few observations about some significant issues in our economy to illustrate the cross currents we are observing:

•

The stock market has risen almost sixty percent from the lows of March 2009.  Never mind that it is still a bit under 40% below its highs of 2007, we have enjoyed a wonderful move back to the upside.  Based on historical valuations of price to earnings and dividend levels, the market has moved ahead of current fundamentals.  The “easy” money has been made on this move in the market and now it should take real growth, and not just cost cutting, to drive any further advances.

•

There is a “Shadow Inventory” of homes to go through the foreclosure process that has been put at close to a year’s supply of housing.  And that only represents those currently behind in payments, not those that are still to have their adjustable rate mortgages reset to current interest rates.  Until this inventory has been worked through, housing prices should not show improvement and new home construction should continue to remain depressed.  The low end of the housing market is showing signs of stabilization though with both first time buyers and downsizing empty nesters providing some of the demand.  (Those mini-mansions are costly to maintain let alone heat and clean!)

•

Unemployment is high at almost 10%.  That translates into almost 10 million people out of work.  And this doesn’t count those that are working part time or are otherwise under-employed.  Of course the last time we had unemployment figures like these it was 1982 and 1983 – a time period that saw the start of one of the greatest bull markets in history.  (Wouldn’t it be nice if history really did repeat itself.  However, we also had higher interest rates that declined during the 1980’s – it was a different environment)

•

Commercial Real Estate has not yet found a level where lenders are comfortable taking the risk of extending financing.  The “extend and pretend” practice of trying to wait out the cycle by many lenders I predict will be replaced with those lenders becoming landlords.  Collect interest or collect rents, as long as there is cash flow coming in on the investment it is a performing asset.  Perhaps there will be a bull market in property management divisions of banks!

•

Banks are flush with reserves and are not lending them out.   The big question is whether they are unwilling to lend them out of worry for as yet un-booked losses that are anticipated, or if there just is not the demand for bank loans.  Has the psyche of corporate America been so fundamentally changed that lower levels of leverage are becoming the new corporate mantra?  I doubt it.  And importantly when the lending does start and the bank reserves do go down to normalized levels, the impact on the growth of money supply could be staggering.

The best investors are those who can separate themselves from the events of today and think out into the future.  Investing is a forward-looking process that tries to anticipate future trends and how to best participate in those trends.  The past can be instructive, as cycles do tend to repeat themselves – mind you, never exactly playing out the same way - but close enough to draw convincing parallels.  And importantly, the news of today is old news for the anticipatory and longer-term investor.  It does serve to ratify prior investment decisions and to be the foundation of future trends.

Right now I see the biggest question for long-term investors is how will we deal with the historically huge debt load that our government has taken on.  Certainly the government was put into a position of having to expand its balance sheet in an effort to stabilize the financial system that was in a shambles, and in doing so saving the economy from a 1930’s style depression.  But going forward, the servicing of that debt, let alone trying to repay it, will be a tax on the productivity of our country for quite some time to come.   I would like to believe we can grow our way out of the problem like we did in the 80’s and early 90’s, but we don’t have a “peace dividend” and are not lowering taxes on a baby boom generation entering their peak earnings years.  So if the GDP will not grow fast enough to mute the level of the debt then even raising taxes will not generate enough additional income to offset eventually rising interest payments on the debt.  So the tried and true method of the past has been to inflate our way out of the problem.

So the not so bold prediction for the next decade is to see inflation become a bigger part of the economic landscape than it has in the past decade.  And as the rest of the world becomes disenchanted with a dollar that is losing purchasing power there could be far less reliance on the dollar in international trade.  Therefore, as the months and quarters go forward I think we will have an opportunity to position ourselves in asset based investments that will retain their relative valuation and increase our international exposure for incremental growth.   Owning world-class companies that already derive much of their growth overseas can best do much of that increased exposure.

The same disciplines that we exercise for domestic investments apply to those outside our borders as well – quality, consistency, a focus on cash flow and a return to the shareholder in the form of increasing dividends are all important.

On a time horizon that is perhaps years and not decades long, we are reminded by several sources that since 1926 over two thirds of the returns from the equity markets have been from reinvested dividends.  In today’s environment of very low returns on cash deposits and short term obligations, higher paying dividends are sure to get increasing attention and sponsorship.  With many high quality companies having dividends greater than the yield on the ten year US Treasury notes we feel that funds will flow in this direction.

A couple of closing comments on the influences to our performance.  We are fortunate to have better performance numbers since we have started running the Fund than the Standard & Poor’s 500.  In large part we believe that the investing disciplines of the Fund which dictate that we be balanced with 15% to 50% in each of the three major asset classes – Equities, Bonds, and Real Estate, have helped.  In markets as volatile as we have seen that balance tends to smooth out some of the volatility.  Adding to that asset allocation our own proprietary research and analytical tools that are the hallmarks of our “common sense investing” for the long term have allowed us to avoid some of the devasting decline in the Real Estate sector.  While many of our holdings did go down, there was an emphasis on the preferred shares of REIT’s rather than the common shares which moderated that sectors huge under-performance.   The dividends were paid all the way through the decline and we anticipate the same going forward.

Thank you for your continued confidence and the opportunity to manage the Fund.  We take very seriously our responsibility and will always endeavor to be responsive to your questions and concerns.  We welcome and encourage your comments as well.

Sincerely,

Blake T. Todd

Portfolio Manager

The Santa Barbara Group of Mutual Funds

PFW Water Fund

Annualized Performance Summary – For Periods Ended September 30, 2009

            Since

6 Months*     1 Year        5 Years        10 Years       Inception**

PFW Water Fund:

Class A Shares:

Without Sales Charges

  30.94%      (6.64) %         4.06%       2.33%

        9.26%

With Sales Charges (1)

  23.42%     (12.02) %        2.83%       1.73%

        8.68%

Class C Shares:

Without Sales Charges

   30.49%      (7.27) %        2.93%        1.15%

        7.32%

With Sales Charges (2)

   29.49%      (8.20) %        2.93%        1.15%

        7.32%

S&P 500 Index (3)

   34.02%      (6.91) %        1.02%      (0.15)%              4.54%

(1) Adjusted for initial maximum sales charge of 5.75%.

(2) Adjusted for contingent deferred sales charge of 1% for redemptions occurring within one year of purchase.

(3) The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  Annualized since inception performance information is as of December 10, 1996.  The annualized since inception performance figure as of October 1, 1998, which relates to Class A shares, is 2.40%.

 *  Not annualized.

**  Class C  commenced operations on December 10, 1996. Class A commenced operations on October 1,
     1998.  S&P 500 performance information is since December 10, 1996, and therefore relates to Class C only.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown in the table do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

Portfolio Holdings Summary*

Industry	% of Net Assets	Industry	% of Net Assets
Water Supply	22.63%	Engineering & Construction	2.90%
Environmental Control	19.22%	Farm & Machinery Equipment	2.79%
Industrial Measurement Instruments	11.23%	Healthcare-Products	2.27%
Metal Fabricate	8.14%	Special Industry Machinery	2.17%
Miscellaneous Manufacturing	7.45%	Short-Term Investments	1.23%
Beverages	6.71%	Electrical Components & Equipments	0.29%
Machinery - Diversified	5.92%	Chemicals	0.09%
Crop Preparation Services	4.84%	Household Products\Wares	0.01%
Agriculture	3.05%	Liabilities in Excess of Other Assets	(0.94)%
		Net Assets	100.00%
______________

                                                              * As of September 30, 2009.

The Santa Barbara Group of Mutual Funds

The Montecito Fund

Annualized Performance Summary – For Periods Ended September 30, 2009

        Since

6 Months*        1 Year           5 Year              Inception**

The Montecito Fund: (1)

Without Sales Charge

  30.92%          (6.41) %

   0.73%

         0.47%

With Sales Charge (2)

     23.43%         (11.78) %        (0.46) %           (0.33) %

S&P 500

     34.02%           (6.91) %

   1.02%

         1.41%

60% S&P 500/40% Barclays Aggregate Bond...    18.86%             0.62%

   2.84%              3.21%

(1) Effective November 1, 2005, the strategy of the Montecito Fund changed and Blake Todd assumed the role of Portfolio

      Manager.

(2) Adjusted for initial maximum sales charge of 5.75%.

 *  Not annualized.

** The Montecito Fund commenced operations on April 15, 2002.

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  The Barclays Aggregate Bond Index is an unmanaged market index representative of the U.S. taxable fixed income securities.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown in the table do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

Portfolio Holdings Summary*

Composition	% of Net Assets
Common Stock	36.23%
Real Estate Investment Trusts	33.68%
U.S. Treasury Bonds	17.28%
Short-Term Investments	10.30%
Preferred Stock	3.11%
Mortgage Backed Security	1.66%
Liabilities in Excess of Other Assets	(2.26)%
Net Assets	100.00%

                                                                                                                    _________________

                                                                                                                    * As of September 30, 2009.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2009
Shares	Security	Fair Value
	COMMON STOCK - 95.53%
	AGRICULTURE - 3.05%
30,000	Cadiz, Inc. *	$ 351,000
10,000	Tejon Ranch Co. *	256,800
		607,800
	BEVERAGES - 2.53%
110,000	Heckmann Corp. *	503,800

	CHEMICALS - 0.09%
750	Hawkins, Inc.	17,520

	CROP PREPARATION SERVICES - 4.84%
2,000	JG Boswell Co.	964,000

	ELECTRICAL COMPONENTS & EQUIPMENT - 0.29%
330,000	Entech Solar, Inc. *	57,750

	ENGINEERING & CONSTRUCTION - 2.90%
18,000	Layne Christensen Co. *	576,900

	ENVIRONMENTAL CONTROL - 19.22%
73,000	Calgon Carbon Corp. *	1,082,590
500	Duoyuan Global Water, Inc. *	16,500
165,000	Energy Recovery, Inc. *	960,300
25,500	Hyflux Ltd. - ADR	54,060
48,500	Met-Pro Corp.	469,965
59,500	Nalco Holding Co.	1,219,155
1,000	Tetra Tech, Inc. *	26,530
		3,829,100
	FARM & MACHINERY EQUIPMENT - 2.79%
14,000	Toro Co.	556,780

	HEALTHCARE - PRODUCTS - 2.27%
30,000	Cantel Medical Corp. *	451,800

	HOUSEHOLD PRODUCTS / WARES - 0.01%
10,000	Eco-Safe Systems USA, Inc. *	1,650

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)	September 30, 2009
Shares	Security	Fair Value
	INDUSTRIAL MEASUREMENT INSTRUMENTS - 11.23%
3,500	Badger Meter, Inc.	$ 135,415
3,000	Itron, Inc. *	192,420
23,250	Mesa Laboratories, Inc.	532,192
34,504	OI Corp.	243,253
37,500	Watts Water Technologies, Inc.	1,134,375
		2,237,655
	MACHINERY - DIVERSIFIED - 5.92%
26,000	Gorman-Rupp Co.	647,660
13,500	Lindsay Corp.	531,630
		1,179,290
	METAL FABRICATE - 8.14%
250,000	Mueller Water Products, Inc.	1,370,000
7,500	Northwest Pipe Co. *	251,475
		1,621,475
	MISCELLANEOUS MANUFACTURING - 7.45%
15,000	Ameron International Corp.	1,049,700
2,000	Pall Corp.	64,560
12,500	Pentair, Inc.	369,000
		1,483,260
	SPECIAL INDUSTRY MACHINERY - 2.17%
87,500	Entegris, Inc. *	433,125

	WATER SUPPLY - 22.63%
5,000	American States Water Co.	180,900
20,000	American Water Works Co.	398,800
36,000	Aqua America, Inc.	635,040
5,550	Artesian Resources Corp.	93,351
4,000	California Water Service Group	155,760
3,000	Connecticut Water Service, Inc.	67,170
60,000	Consolidated Water Co., Inc. - ADR	979,800
2,750	Pennichuck Corp.	59,840
22,000	SJW Corp.	502,700
135,000	Southwest Water Co.	664,200
20,000	Veolia Environnement - ADR	769,800
		4,507,361

	TOTAL COMMON STOCK	19,029,266
	( Cost - $21,570,399)

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)	September 30, 2009
Shares	Security	Fair Value
	PREFERRED STOCK - 4.18%
	BEVERAGES - 4.18%
45,000	Glacier Water Services, Inc., 9.0625%	$ 832,500
	TOTAL PREFERRED STOCK
	( Cost - $1,077,190)

	SHORT-TERM INVESTMENTS - 1.23%
245,460	Dreyfus Institutional Reserve Money Fund-	245,460
	Premier Shares, 0.00% (a)
	( Cost - $245,460)

	TOTAL INVESTMENTS - 100.94%
	( Cost - $22,893,049)	20,107,226
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.94) %	(186,685)
	NET ASSETS - 100.00%	$ 19,920,541

__________
* Non-Income producing security. (a) Rate shown is the rate in effect at September 30, 2009.
ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
The Montecito Fund
SCHEDULE OF INVESTMENTS (Unaudited)		September 30, 2009
Shares	Security	Fair Value
	COMMON STOCK - 36.23%
	BEVERAGES - 2.50%
5,000	Coca-Cola Co.	$ 268,500

	CHEMICALS - 0.86%
2,000	Ecolab, Inc.	92,460

	COMMERCIAL SERVICES - 2.71%
10,000	Paychex, Inc.	290,500

	CONSUMER PRODUCTS - 1.65%
3,000	Kimberly-Clark Corp.	176,940

	CROP PREPARATION SERVICES - 1.01%
225	JG Boswell Co.	108,450

	FOOD - 6.34%
10,000	Campbell Soup Co.	326,200
4,000	Kraft Foods, Inc.	105,080
10,000	Sysco Corp.	248,500
		679,780
	INVESTMENT MANAGEMENT - 1.70%
4,000	T. Rowe Price Group, Inc.	182,800

	MEDICAL - 5.35%
4,000	Abbott Laboratories	197,880
4,000	Eli Lilly & Co.	132,120
4,000	Johnson & Johnson	243,560
		573,560
	OIL & GAS - 1.64%
2,500	ChevronTexaco Corp.	176,075

	REAL ESTATE - 2.32%
8,800	WP Carey & Co.	249,128

	RETAIL - DISCOUNT 0.53%
1,000	Costco Wholesale Corp.	56,460

	RETAIL - RESTAURANTS - 2.13%
4,000	McDonald's Corp.	228,280

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
The Montecito Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)		September 30, 2009
Shares	Security	Fair Value
	SEMICONDUCTORS - 1.46%
8,000	Intel Corp.	$ 156,560

	TELECOMMUNICATIONS - 4.20%
10,000	AT&T, Inc.	270,100
4,000	Qualcomm, Inc.	179,920
		450,020
	WATER - 1.83%
40,000	Southwest Water Co.	196,800

	TOTAL COMMON STOCK	3,886,313
	( Cost - $3,869,424)

	PREFERRED STOCK - 3.11%
	PIPELINES - 3.11%
10,000	El Paso Energy Capital Trust I, 4.75%	334,200
	TOTAL PREFERRED STOCK
	( Cost - $269,566)

	REAL ESTATE INVESTMENT TRUSTS - 33.68%
	APARTMENTS - 3.41%
17,700	Apartment Investment & Management Co. - Preferred, 7.75%	366,390

	DIVERSIFIED - 11.32%
20,700	Colonial Properties Trust - Preferred , 8.125%	475,065
17,500	Entertainment Properties Trust - Convertible Preferred, 5.75%	270,648
5,000	Gladstone Commercial Corp.	68,400
11,000	Investors Real Estate Trust	99,440
10,100	Lexington Realty Trust - Convertible Preferred, 6.50%	301,283
		1,214,836
	HEALTHCARE - 5.12%
10,000	Nationwide Health Properties, Inc.	309,900
12,500	Senior Housing Properties Trust	238,875
		548,775
	MORTGAGE - 1.17%
10,000	NorthStar Realty Finance Corp. - Preferred 8.25%	125,500

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
The Montecito Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)		September 30, 2009
Shares	Security	Fair Value
	OFFICE PROPERTY - 7.63%
30,000	HRPT Properties Trust, Convertible Preferred, 6.50%	$ 555,000
35,000	HRPT Properties Trust	263,200
		818,200
	WAREHOUSE - 5.03%
5,911	EastGroup Properties Inc.	225,918
45,000	Monmouth Real Estate Investment Corp. - Class A	313,200
		539,118

	TOTAL REAL ESTATE INVESTMENT TRUSTS	3,612,819
	(Cost - $3,364,944)

Principal Amount	U.S. TREASURY BONDS - 17.28%
$ 400,000	U.S. Treasury TIP Bond, 1.625% Due 1/15/2018	415,195
500,000	U.S. Treasury TIP Bond, 1.75 Due 7/15/2015	492,593
300,000	U.S. Treasury TIP Bond, 1.875 Due 7/15/2015	343,121
500,000	U.S. Treasury TIP Bond, 2.00% Due 1/15/2014	603,341
	(Cost - $1,831,961)	1,854,250

	MORTGAGE BACKED SECURITIES- 1.66%
172,081	Freddie Mac REMICS, 5.75% Due 7/15/2035	177,801
	(Cost - $172,455)

Shares	SHORT-TERM INVESTMENTS - 10.30%
1,105,443	Dreyfus Institutional Reserve Money Fund-	1,105,443
	Premier Shares, 0.00% (a)
	( Cost - $1,105,443)

	TOTAL INVESTMENTS - 102.26%
	( Cost - $10,613,793)	10,970,826
	LIABILITIES IN EXCESS OF OTHER ASSETS- (2.26) %	(242,720)
	NET ASSETS - 100.00%	$ 10,728,106
__________
* Non-Income producing security.
REIT- Real Estate Investment Trust
REMIC - Real Estate Mortgage Investment Conduit
TIP - Treasury Inflation Potected
(a) Rate shown is the rate in effect at September 30, 2009

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)		September 30, 2009

	PFW	The Montecito
	Water Fund	Fund
Assets:
Investments in Securities at Fair Value
(Identified cost $22,893,049 and $10,613,793,
respectively) (Note 2)	$ 20,107,226	$ 10,970,826
Cash	621	-
Receivables:
Capital Stock Sold	15,129	-
Dividends and Interest	7,461	34,371
Other Assets	10,600	9
Total Assets	20,141,037	11,005,206

Liabilities:
Payable for Securities Purchased	127,642	243,522
Capital Stock Redeemed	28,629	-
Dividends Payable	-	11,940
Accrued Distribution Fees (Note 5)	25,008	5,777
Due to Advisor (Note 3)	15,905	5,141
Other Accrued Expenses and Liabilities	23,312	10,720
Total Liabilities	220,496	277,100

Net Assets	$ 19,920,541	$ 10,728,106

Class A Shares and The Montecito Fund Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 655,451 and 1,278,376 shares
outstanding, respectively)	$ 16,479,982	$ 10,728,106

Net Asset Value and Redemption Price Per Class A Share
	($16,479,982/655,451 shares and $10,728,106/1,278,376 shares,
respectively)	$ 25.14	$ 8.39

Offering Price Per Share ($25.14/0.9425 and
$8.39/0.9425, respectively)	$ 26.67	$ 8.90

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)		September 30, 2009

	PFW	The Montecito
	Water Fund	Fund
Class C Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 145,933 shares outstanding)	$ 3,440,559

Net Asset Value and Offering Price Per Class C Share
($3,440,559/145,933 shares)	$ 23.58

Redemption Price Per Share ($23.58 X 0.99)*	$ 23.34

Composition of Net Assets:
At September 30, Net Assets consisted of:
Paid-in-Capital	$ 32,561,475	$ 13,493,885
Accumulated Net Investment Income (Loss)	92,232	(103,853)
Accumulated Net Realized Loss From
Security Transactions	(9,947,957)	(3,018,959)
Net Unrealized Appreciation (Depreciation) on Investments
and Foreign Currency Transactions	(2,785,209)	357,033
Net Assets	$ 19,920,541	$ 10,728,106
* For redemptions of Class C shares occurring within one year of purchase.

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF OPERATIONS (Unaudited)		For the Six Months Ended September 30, 2009

	PFW	The Montecito
	Water Fund	Fund
Investment Income:
Dividend Income (net of $0 and $569 foreign taxes)	$ 187,935	$ 177,965
Interest Income	695	60,070
Total Investment Income	188,630	238,035

Expenses (Notes 3 and 5):
Investment Advisory Fees	41,167	14,339
Service Fees	61,750	30,591
Distribution Fees-Class A	16,831	11,949
Distribution Fees-Class C	15,009	-
Total Expenses	134,757	56,879
Net Investment Income	53,873	181,156

Net Realized and Unrealized Gain on Investments
and Foreign Currency Transactions (Note 4):
Net Realized Gains (Losses) From Security and Foreign
Currency Transactions	34,809	(1,566,912)
Net Change in Net Unrealized Appreciation
on Investments	4,141,329	3,903,629
Net Realized and Unrealized Gain on Investments
and Foreign Currency Transactions (Note 4)	4,176,138	2,336,717

Net Increase in Net Assets
Resulting From Operations	$ 4,230,011	$ 2,517,873

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	September 30, 2009	March 31, 2009
Operations:	(Unaudited)
Net Investment Income	$ 53,873	$ 40,354
Net Realized Gain From Security and
Foreign Currency Transactions	34,809	610,173
Net Change in Unrealized Appreciation (Depreciation)
on Investments	4,141,329	(6,014,662)
Net Increase (Decrease) in Net Assets
Resulting From Operations	4,230,011	(5,364,135)

Distributions to Shareholders From:
Net Investment Income
Class A ($0.00 and $0.06 per share respectively)	-	(29,137)

Capital Share Transactions:
Class A:
Proceeds from Shares Issued
(165,552 and 146,725 shares, respectively)	3,727,021	3,505,099
Reinvestment of Dividends (0 and 1,287 shares, respectively)	-	28,430
Cost of Shares Redeemed
(25,431 and 135,026 shares, respectively)	(600,288)	(3,070,125)
Shares transferred from Class Y
(0 and 105,511 shares, respectively)	-	2,963,802
Total Class A Transactions	3,126,733	3,427,206

Class Y:+
Proceeds from Shares Issued
(0 and 424 shares, respectively)	-	12,638
Cost of Shares Redeemed
(0 and 2,614 shares, respectively)	-	(77,649)
Shares transferred to Class A
(0 and 99,758 shares, respectively)	-	(2,963,802)
Total Class Y Transactions	-	(3,028,813)

Class C:
Proceeds from Shares Issued
(24,233 and 15,992 shares, respectively)	505,850	356,009
Cost of Shares Redeemed
(8,344 and 25,473 shares, respectively)	(187,611)	(571,848)
Total Class C Transactions	318,239	(215,839)
Net Increase in Net Assets From
Capital Share Transactions	3,444,972	182,554

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Six Months Ended	Year Ended
	September 30, 2009	March 31, 2009
	(Unaudited)

Total Increase (Decrease) in Net Assets	$ 7,674,983	$ (5,210,718)

Net Assets:
Beginning of Period	12,245,558	17,456,276
End of Period*	$ 19,920,541	$ 12,245,558

*Includes accumulated undistributed
net investment income of:	$ 92,232	$ 38,359
________
+For the period April 1, 2008 through April 30, 2008. Effective April 30, 2008, Class Y shares suspended sales and the outstanding shares were exchanged for Class A shares at net asset value.

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
The Montecito Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year Ended
	September 30, 2009	March 31, 2009
	(Unaudited)
Operations:
Net Investment Income	$ 181,156	$ 288,771
Net Realized Loss From Security Transactions	(1,566,912)	(1,269,131)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,903,629	(3,286,859)
Net Increase (Decrease) in Net Assets
Resulting From Operations	2,517,873	(4,267,219)

Distributions to Shareholders From:
Net Investment Income ($0.21 and $0.27
per share, respectively)	(262,966)	(329,047)

Capital Share Transactions:
Proceeds from Shares Issued
(41,736 and 64,628 shares, respectively)	333,745	545,366
Reinvestment of Dividends
(21,635 and 34,341 shares, respectively)	153,717	289,941
Cost of Shares Redeemed
(29,947 and 84,135 shares, respectively)	(218,273)	(732,093)

Net Increase in Net Assets From
Capital Share Transactions	269,189	103,214

Total Increase (Decrease) in Net Assets	2,524,096	(4,493,052)

Net Assets:
Beginning of Period	8,204,010	12,697,062
End of Period*	$ 10,728,106	$ 8,204,010

*Includes accumulated undistributed
net investment loss of:	$ (103,853)	$ (22,043)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

		PFW Water Fund- Class A Shares

	Six Months
	Ended
	September 30,	For the Year Ended March 31,
	2009	2009	2008	2007	2006	2005
	(Unaudited)
Net Asset Value,
Beginning of Year	$ 19.20	$ 27.42	$ 26.43	$ 27.92	$ 22.89	$ 23.40

Income (Loss) From Operations:
Net investment income (loss)	0.09	0.10	0.18	(0.45)	(0.44)	(0.38)
Net gain (loss) from securities
(both realized and unrealized)	5.85	(8.26)	0.81	(1.04)	5.47	(0.13)
Total from operations	5.94	(8.16)	0.99	(1.49)	5.03	(0.51)

Distributions to shareholders from
net investment income	-	(0.06)	-	-	-	-

Net Asset Value,
End of Year	$ 25.14	$ 19.20	$ 27.42	$ 26.43	$ 27.92	$ 22.89

Total Return (b)	30.94%	(29.79)%	3.75%	(5.34)%	21.97%	(2.18)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 16,480	$ 9,896	$ 10,882	$ 1,815	$ 3,146	$ 3,773
Ratio of expenses
to average net assets (c)	1.50%	1.50%	1.54%	1.86%	1.85%	1.85%
Ratio of net investment income
(loss) to average net assets (c)	0.79%	0.43%	0.65%	(1.78)%	(1.76)%	(1.68)%
Portfolio turnover rate	0%	47%	112%	14%	27%	13%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Not annualized for periods of less than one year.
(c) Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

		PFW Water Fund- Class C Shares
	Six Months
	Ended
	September 30,	For the Year Ended March 31,
	2009	2009	2008	2007	2006	2005
	(Unaudited)
Net Asset Value,
Beginning of Year	$ 18.07	$ 25.92	$ 25.25	$ 27.07	$ 22.48	$ 23.25

Income (Loss) From Operations:
Net investment income (loss)	0.01	(0.08)	(0.15)	(0.78)	(0.74)	(0.64)
Net gain (loss) from securities
(both realized and unrealized)	5.50	(7.77)	0.82	(1.04)	5.33	(0.13)
Total from operations	5.51	(7.85)	0.67	(1.82)	4.59	(0.77)

Net Asset Value,
End of Year	$ 23.58	$ 18.07	$ 25.92	$ 25.25	$ 27.07	$ 22.48

Total Return (b)	30.49%	(30.29)%	2.65%	(6.72)%	20.42%	(3.31)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 3,441	$ 2,350	$ 3,617	$ 4,800	$ 12,893	$ 14,294
Ratio of expenses
to average net assets (c)	2.25%	2.25%	2.70%	3.31%	3.11%	3.03%
Ratio of net investment income (loss)
to average net assets (c)	0.06%	(0.35)%	(0.57)%	(3.22)%	(3.02)%	(2.86)%
Portfolio turnover rate	0%	47%	112%	14%	27%	13%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Not annualized for periods of less than one year.
(c) Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

		The Montecito Fund
	Six Months
	Ended
	September 30,	For the Year Ended March 31,
	2009	2009	2008	2007	2006	2005
	(Unaudited)
Net Asset Value,
Beginning of Year	$ 6.59	$ 10.32	$ 11.57	$ 10.74	$ 10.24	$ 10.01

Income (Loss) From Operations:
Net investment income	0.14	0.23	0.38	0.26	0.19	0.04
Net gain (loss) from securities
(both realized and unrealized)	1.87	(3.69)	(0.67)	1.05	0.40	0.19
Total from operations	2.01	(3.46)	(0.29)	1.31	0.59	0.23

Distributions to shareholders from
Net investment income	(0.21)	(0.27)	(0.38)	(0.25)	(0.09)	-
Net realized capital gains	-	-	(0.51)	(0.23)	-	-
Return of Capital	-	-	(0.07)		-	-
Total distributions	(0.21)	(0.27)	(0.96)	(0.48)	(0.09)	-

Net Asset Value,
End of Year	$ 8.39	$ 6.59	$ 10.32	$ 11.57	$ 10.74	$ 10.24

Total Return (b)	30.92%	(34.08)%	(2.88)%	12.33%	5.82%	2.30%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 10,728	$ 8,204	$ 12,697	$ 11,987	$ 7,333	$ 178
Ratio of expenses
to average net assets (d)	1.19%	1.19%	1.19%	1.19%	1.19%	1.19%
Ratio of net investment income
to average net assets (c) (d)	3.79%	2.74%	3.33%	2.42%	1.82%	0.39%
Portfolio turnover rate	43%	58%	71%	33%	68%	120%
__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Not annualized for periods of less than one year.
(c) Recognition of net investment income (loss) is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d) Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS  (Unaudited)                                                                                                                                                                                                 September 30, 2009

1.

ORGANIZATION

The Santa Barbara Group of Mutual Funds, Inc. (the “Company”), was organized as a Maryland corporation under Articles of Incorporation dated December 30, 1992.  The Company is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company with two diversified funds: the PFW Water Fund and The Montecito Fund (collectively the “Funds”).   The PFW Water Fund offers two classes of shares, Class A and Class C.  Class A shares commenced operations on October 1, 1998; Class C shares commenced operations on December 10, 1996.  Class A shares are sold with a front-end sales charge of 5.75%.   Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.   The Montecito Fund commenced operations on April 15, 2002 and offers a single class of shares sold with a front-end sales charge of 5.75%.   The investment objective of each Fund is long-term growth of capital.

For the period April 1, 2008 through April 30, 2008, the PFW Water Fund (the “Fund”) had three share classes: A, Y and C.  On April 30, 2008, the Fund exchanged 99,758 shares of Class Y (valued at $29.71 per share) for 105,511 shares of Class A (valued at $28.09 per share), pursuant to an action approved by the Board of Directors.  Subsequent to April 30, 2008, the Fund offers Class A and C shares.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

Security Valuation – Equity securities, including common and preferred stocks and real estate investment trusts, which are listed on a national securities exchange or on the NASDAQ National Market System for which market quotations are available are valued by an independent pricing service as of the close of business on the date of valuation.  The pricing service generally uses the last reported sale price for exchange traded securities, and the NASDAQ official closing price (NOCP) for NASDAQ traded securities.  Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were not sales on the date of valuation are valued at the most recent bid price.  To the extent these securities are actively traded and valuation adjustments are not applied they are categorized as Level 1 of the fair value hierarchy described below.  When an equity security is valued by an independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized as Level 2.

Fixed income securities such as U.S. government and agency obligations, when valued using market quotations in an active market, are categorized as Level 1 securities.  However, fair value may be determined using an independent pricing service that considers market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and other reference data.  These securities would be categorized as Level 2 securities.  The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data.  Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing conventions.  Mortgage-backed securities are categorized in Level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely.

NOTES TO FINANCIAL STATEMENTS  (Unaudited)  (Continued)                                                                                                                                                                         September 30, 2009

Money market funds are valued at their net asset value of $1.00 per share and are all categorized as Level 1.

If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund's advisor ("Fair Value" Pricing), subject to review by the Board of Directors.  Some of the general factors that the adviser or sub-adviser should consider in determining a valuation method for an individual issue of securities for which no market quotations are readily available include, but shall not be limited to:  the fundamental analytical data relating to the investment; the nature and duration of restrictions (if any) on disposition of the securities; and evaluation of the forces that influence the market in which these securities are purchased or sold.  These securities would be categorized as Level 3.

Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value and would be categorized as Level 2.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2009 for the Fund’s assets and liabilities measured at fair value:

NOTES TO FINANCIAL STATEMENTS  (Unaudited)  (Continued)                                                                                                                                                                         September 30, 2009

PFW Water Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 19,029,266	$ -	$ -	$ 19,029,266
Preferred Stock	832,500			832,500
Short Term Investments	245,460	-	-	245,460
Total	$ 20,107,226	$ -	$ -	$ 20,107,226

  The Fund did not hold any Level 3 securities during the period.

  The Montecito Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 3,886,313	$ -	$ -	$ 3,886,313
Preferred Stock	334,200			334,200
REITS	3,612,819	-	-	3,612,819
U.S. Treasury Bonds		1,854,250		1,854,250
Mortgage Backed Securities		177,801		177,801
Short Term Investments	1,105,443			1,105,443
Total	$ 8,938,775	$ 2,032,051	$ -	$ 10,970,826

 For a detailed listing of industries, see schedule of investments.

The Fund did not hold any Level 3 securities during the period.

Security Transactions and Investment Income – Security transactions are accounted for on the trade date of the security purchase or sale.  In determining the net realized gain or loss from the sales of securities, the cost of securities sold is determined on the identified cost basis.  Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities held by a Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investment or as a realized gain, respectively.  The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITS”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year.  Estimates are based on the most recent REIT distribution information available.

NOTES TO FINANCIAL STATEMENTS  (Unaudited)  (Continued)                                                                                                                                                                         September 30, 2009

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.   Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Federal Income Taxes – The Funds have complied and will continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

As of and during the six months ended September 30, 2009, the Funds did not have a liability for unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations.  During the period, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for the tax years before 2006.  The Funds identify their major tax jurisdictions as U.S. Federal and California state.

Expenses – Common expenses, income and gains and losses are allocated daily among share classes of the applicable Fund based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares of the applicable Fund.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  Any net realized capital gains on sales of securities are distributed annually and are recorded on the ex-dividend date.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles.  To the extent these book/tax differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

Net Asset Value Per Share – The net asset value per share of each Fund is calculated each business day by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding.  A sales charge may apply when purchasing PFW Water Fund’s Class A shares or The Montecito Fund’s shares. The PFW Water Fund’s Class C shares redeemed within one year of purchase may be subject to a contingent deferred sales charge equal to one percent

Use of Estimates in the Preparation of Financial Statements – The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnification – The Company indemnifies its officers and directors for certain liabilities that may arise from the performance of their duties to the Company.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred.  However, based on experience, the Company expects the risk of loss due to these warranties and indemnities to be remote.

NOTES TO FINANCIAL STATEMENTS  (Unaudited)  (Continued)                                                                                                                                                                         September 30, 2009

3.        ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to the investment advisory agreements, investment advisory services are provided to the Funds by SBG Capital Management, Inc. (the “Fund Manager”). Under the terms of the investment advisory agreements (the “Advisor Agreements”), the Fund Manager furnishes continuing investment supervision to the Funds and is responsible for the management of the Funds’ portfolios.  The responsibility for making decisions to buy, sell or hold a particular security for a Fund rests with the Fund Manager, subject to review by the Board of Directors.  Under the Advisor Agreements, the Fund Manager receives monthly fees calculated at the annual rates of 0.50% of the average daily net assets of the PFW Water Fund and the Fund Manager receives monthly fees calculated at the annual rates of 0.30% of the first $100 million and 0.25%

of the average daily net assets over $100 million of The Montecito Fund.   For the six months ended September 30, 2009, the Fund Manager received advisory fees of $41,167 and $14,339 from the PFW Water Fund and The Montecito Fund, respectively.

The Company and the Fund Manager have entered into a distribution agreement with Capital Research Brokerage Services, LLC, an affiliate of the Fund Manager, to serve as national distributor (the “Distributor”). The Distributor selects brokers and other financial professionals to sell shares of the Funds and coordinate their marketing efforts. For the distribution and distribution support services provided by the Distributor pursuant to the terms of the agreement, the Fund Manager pays the distributor, on the last day of each month, an annual fee of $8,400, such fee to be paid in equal monthly installments of $700.  For the six months ended September 30, 2009, the Distributor received approximately $16,273 in commissions from the sale of Fund shares.

Under the terms of an Operating Service Agreement, the Fund Manager provides, or arranges to provide, day-to-day operational services to the Funds. Under the terms of the Operating Service Agreement, the PFW Water Fund pays the Fund Manager a monthly fee calculated at the annual rate of 0.75% of average daily net assets.  For the six months ended September 30, 2009, the Fund Manager received service fees of $61,750 from the PFW Water Fund.  Under the terms of the Operating Service Agreement, The Montecito Fund pays the Fund Manager a monthly fee calculated at the annual rate of 0.64% of average daily net assets.  For the six months ended September 30, 2009, the Fund Manager received service fees of $30,591 from the Montecito Fund.

NOTES TO FINANCIAL STATEMENTS  (Unaudited)  (Continued)                                                                                                                                                                         September 30, 2009

Gemini Fund Services, LLC (“GFS”) serves as administrator and provides accounting services to the Funds pursuant to an administration agreement.  Under terms of such agreement, GFS is paid an annual fee which is computed daily and payable monthly, based on a percentage of average daily net assets, subject to certain minimums.  The Company and GFS are also parties to a servicing agreement, under which GFS provides transfer agency and dividend disbursing services for the Funds.  Pursuant to the terms of the Operating Service Agreement, the Fund Manager pays all service fees to GFS.

The Company and The Bank of New York (the “Custodian”) are parties to a custodial agreement (the “Custody Agreement’) under which the Custodian holds cash, securities and other assets of the Funds as required by the Act.  The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.  GFS serves as the custody administrator to the Funds pursuant to the terms of the Custody Agreement.  For providing such services, GFS receives a monthly fee based upon an annual percentage rate of a Fund’s assets, subject to certain minimums, plus certain transactional charges.  Pursuant to the terms of the Operating Service Agreement, the Fund Manager is responsible for paying the custody fees to GFS and The Bank of New York.

Pursuant to a service agreement with the Company, Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Company, including related administrative support.  Under the terms of such agreement, NLCS is paid an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  Pursuant to the terms of the Operating Service Agreement, NLCS is paid by the Fund Manager.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  Pursuant to the terms of the Operating Service Agreement, GemCom is paid by the Fund Manager.

Certain officers and/or trustees of the Fund Manager and NLCS are also officer/directors of the Company.

4.

INVESTMENT TRANSACTIONS

The cost of securities purchases and the proceeds from the sale of securities, other than short-term securities, for the six months ended September 30, 2009 were as follows:

	Purchases	Sales
PFW Water Fund	$3,708,927	$ 39,645
The Montecito Fund	3,885,009	4,144,537

As of September 30, 2009, net unrealized appreciation and depreciation on investment securities for financial reporting purposes were as follows:

	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
PFW Water Fund	$22,893,049	$972,372	$(3,758,194)	$(2,785,822)
The Montecito Fund	10,613,793	921,738	(564,705)	357,033

NOTES TO FINANCIAL STATEMENTS  (Unaudited)  (Continued)                                                                                                                                                                         September 30, 2009

5.

DISTRIBUTION PLANS

 As noted in the Funds’ Prospectus, each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Act.  The PFW Water Fund plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the average net assets for the Class A and Class C shares to persons or institutions for performing certain servicing functions for Fund shareholders. With respect to Class C shares, the distribution plan allows the use of Fund assets allocable to those shares to be used to pay additional Rule 12b-1 fees of up to 0.75% of said assets to cover fees paid to broker-dealers for sales and promotional services.  The Montecito Fund distribution plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the average net assets for the Fund.   For the six months ended September 30, 2009, distribution fees of $16,831 and $15,009 were paid for the PFW Water Fund Class A and Class C shares, respectively and $11,949 was paid for The Montecito Fund shares.

6.            TAX INFORMATION

The tax character of distributions paid to The Montecito Fund shareholders during the years ended March 31, 2009, and March 31, 2008 were as follows:

	Six Months Ended Sep. 30, 2009	Year Ended Mar. 31, 2009
Distributions to Shareholders From:	(Unaudited)
Ordinary Income…………………...	$ 262,966	$ 329,047
Long-Term Capital Gains………….	―	―
Return of Capital…………………...	―	―
	$ 262,966	$ 329,047

The PFW Water Fund paid an ordinary income distribution of $29,137 during the year ended March 31, 2009.  No distributions were paid from PFW Water Fund during the six months ended September 30, 2009.

As of March 31, 2009, the components of distributable earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Post October & Other Losses		Capital Loss Carryforwards	Unrealized Depreciation	Total Accumulated Earnings/(Deficits)
PFW Water Fund	$ 38,359	$(102,872)	$(9,751,242)	$(7,055,190)	$(16,870,945)
The Montecito Fund	―	(876,777)	(595,747)	(3,548,162)	(5,020,686)

NOTES TO FINANCIAL STATEMENTS  (Unaudited)  (Continued)                                                                                                                                                                         September 30, 2009

The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

Foreign currency and capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  During the fiscal year ended March 31, 2009, the Funds incurred and elected to defer such foreign currency and capital losses as follows:

	Foreign Currency Losses	Capital Losses
PFW Water Fund	$ ―	$ 102,872
The Montecito Fund	329	854,405

As of March 31, 2009, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains.  The capital loss carry forwards expire on March 31 of the years indicated below:

	2010	2011	2012	2013	2017	Total
PFW Water Fund	$1,608,244	$1,784,760	$3,197,676	$3,160,562	$ ―	$9,751,242
The Montecito Fund	―	―	―	―	595,747	595,747

Permanent book and tax differences attributable to differences in book/tax treatment of paydown gain/(loss) and foreign currency gain/(loss) resulted in reclassification for the year ended March 31, 2009 as follows:

	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
The Montecito Fund	$ (18,907)	$ 18,233	$ 674

7.

 SUBSEQUENT EVENTS

On May 22, 2009, the shareholders of SBG Capital Management, Inc. (“Fund Manager”) entered into an agreement to sell the Fund Manager. The Fund Manager will continue to serve as the investment advisor to the Funds until a new investment advisory agreement is approved by the Board of Directors and shareholders of the Funds.  The transaction is expected to close on or before December 15, 2009.

In accordance with GAAP, management has evaluated subsequent events through November 27, 2009, the date the financial statements were issued, and determined there were no material subsequent events.

ADDITIONAL INFORMATION (Unaudited) (Continued)

FACTORS CONSIDERED BY THE INDEPENDENT DIRECTORS IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS

The Advisor Agreements for both Funds (the “Agreements”), were approved for a one-year continuance by the Board, including by separate vote of the Independent Directors, at a meeting held on May 22, 2009. The following summarizes the Directors’ review process and the information on which their conclusions were based:

Performance.   The Board reviewed reports regarding the performance of each Fund as compared to other mutual funds of similar size and investment strategy (the “Peer Groups”) for one-, three- and five-year periods. The Board was informed that an independent company had selected the funds in the Peer Group and compiled the data.  The Board assessed each Fund’s performance, both on an absolute basis and in comparison to each Fund’s Peer Group. The Board generally approved of each Fund’s performance. As to the performance of the Montecito Fund, the Directors noted that the Montecito Fund had underperformed its peer group and benchmark index, but concluded that the performance was reasonable in light of the market volatility and the diversification strategy of the Fund.  As for the performance of the Water Fund, the Trustees noted that the Fund had outperformed its peer group and benchmark index on a 1, 5 and 10-year basis, and were very satisfied with the performance of the Fund.

Nature, extent and quality of services provided by the Fund Manager. The Board reviewed completed questionnaires designed by Fund counsel to elicit information relevant to the Board deliberations, and related materials including information regarding the Fund Manager’s personnel, financial condition and operations.  The Board noted the Fund Manager’s business experience and quality of personnel and that it has not been a party to any litigation.  It was the consensus of the Directors that the nature and extent of the services provided by the Fund Manager was consistent with the Board's expectations, and that the quality of the services provided by the Fund Manager remains consistently good.

Cost of the services and the profit to be realized by the Fund Manager and affiliates from the relationship with the Funds.    In this regard, the Fund Manager provided the Board with profit and loss , information for the year ended March 31, 2009 and a balance sheet as of March 31, 2009. The Board reviewed reports comparing each Fund’s fees and expense ratios for the latest fiscal year compared to the fees and expense ratios paid by its Peer Group. The Board also considered revenues received by the Distributor, an affiliate of the Fund Manager.   Based on the information, the Directors concluded that the advisory fees were competitive, and reasonable for the services provided.  The Board considered revenues received by the Fund Manager and the Distributor under the relevant agreements and concluded that, in each case, undue profitability was not a concern.

Economies of Scale.    It was the consensus of the Board that economies of scale were not a relevant consideration at each Fund’s current asset levels.

Based upon the information provided, it was the consensus of the Directors, including the Independent Directors, that each Agreement should be renewed.

FUND EXPENSES (Unaudited)                                                                                                                                                                                                                                            September 30, 2009

As a shareholder of one of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses:  The first section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges on redemptions.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (4/1/09)	Ending Account Value (9/30/09)	Expense Ratio (Annualized)	Expenses Paid During the Period* (4/1/09-9/30/09)
PFW Water Fund
Actual:
Class A	$1,000.00	$1,309.37	1.50%	$8.68
Class C	1,000.00	1,304.92	2.25%	13.00
Hypothetical (5% return before expenses):
Class A	$1,000.00	$1,017.55	1.50%	$7.59
Class C	1,000.00	$1,013.79	2.25%	11.36

FUND EXPENSES (Unaudited)  (Continued                                                                                                                                                                                                                  September 30, 2009

	Beginning Account Value (4/1/09)	Ending Account Value (9/30/09)	Expense Ratio (Annualized)	Expenses Paid During the Period* (4/1/09-9/30/09)
The Montecito Fund
Actual	$1,000.00	$1,309.18	1.19%	$6.89
Hypothetical (5% return before expenses)	1,000.00	1,019.10	1.19%	6.02

   *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-800-723-8637 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Company’s Form N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-800-723-8637.

INVESTMENT ADVISOR

SBG Capital Management, Inc.

15 S. Raymond Avenue, Suite 200

Pasadena, CA 91105

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

CUSTODIAN

The Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

PRINCIPAL UNDERWRITER
Capital Research Brokerage Services, LLC

15 S. Raymond Avenue, Suite 200

Pasadena, CA 91105

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

For more complete information about The PFW Water Fund and The Montecito Fund, including charges and expenses, please call (626) 844-1440 or (800) 723-8637 or write to Capital Research Brokerage Services, LLC and request a free prospectus. Read the prospectus carefully before you invest or send money. For more information about the Funds’ Board of Directors, please call or write to request the Funds’ Statement of Additional Information.

SANTA BARBARA GROUP OF MUTUAL FUNDS PFW WATER FUND THE MONTECITO FUND SEMI-ANNUAL REPORT September 30, 2009

Item 2. Code of Ethics.   Not required for semi-annual reports.

Item 3. Audit Committee Financial Expert.  Not required for semi-annual reports.

Item 4. Principal Accountant Fees and Services.  Not required for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics –Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Santa Barbara Group of Mutual Funds, Inc.

By (Signature and Title)

/s/ John P. Odell

       John P. Odell, Co-Chairman & Co-President

Date

12/9/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ John P. Odell

        John P. Odell, Co-Chairman & Co-President

Date

12/9/09

By (Signature and Title)

/s/ Steven W. Arnold

       Steven W. Arnold, Co-Chairman, Co-President & Treasurer

Date

12/9/09